                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                           May 9, 2001 (May 4, 2001)



                             Wal-Mart Stores, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)


   Delaware                001-06991              71-0415188
   --------                ---------              ----------

 (State or other        (Commission File         (IRS Employer
 Jurisdiction of             Number)          Identification No.)
 Incorporation)


                              702 S.W. 8th Street
                          Bentonville, Arkansas 72716
                          ---------------------------
             (Address of principal executive offices)  (Zip code)



              Registrant's telephone number, including area code:
                                (501) 273-4000
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Item 5.    Other Events.

     On May 9, 2001, Wal-Mart Stores, Inc. (the "Company") completed the sale to The Williams Capital Group, L.P. (the "Designated Underwriter") of $200,000,000 aggregate principal amount of the Company's 4.625% Notes due 2003 (the "Additional Notes"), pursuant to a Pricing Agreement, dated as of May 4, 2001, by and among the Company and the Designated Underwriter (the "Pricing Agreement"). The Pricing Agreement incorporates by reference the terms of that certain Underwriting Agreement, dated as of August 5, 1999, by and between the Company and the underwriters named therein. The series of Securities known as the Company's 4.625% Notes due 2003 (the "2003 Notes") was created by action of the Company taken as of April 6, 2001 pursuant to and is governed by the Company's Indenture, dated as of April 1, 1991, as amended by the First Supplemental Indenture, dated as of September 9, 1992, and the Second Supplemental Indenture, dated as of June 1, 2000, between the Company and Bank One Trust Company, NA, as successor in interest to The First National Bank of Chicago, as Trustee (the "Indenture"). The terms of the Additional Notes, other than their principal amount and date of issue, are identical to the terms of the $500,000,000 aggregate principal amount of 2003 Notes sold on April 11, 2001 (the "Initial Notes"). A copy of the form of the 2003 Notes, which, with the Indenture, sets forth the terms of each of the 2003 Notes other than principal amount and issue date, was filed as an Exhibit to the Current Report on Form 8-K (File No. 001-06991) on April 12, 2001. The Additional Notes have the same CUSIP, Common Code and ISIN numbers as the Initial Notes, will trade interchangeably with the Initial Notes and will increase the aggregate principal amount of the 2003 Notes that are outstanding to $700,000,000. The Designated Underwriter proposes to offer the Additional Notes from time to time for sale in negotiated transactions, or otherwise, at varying prices to be determined at the time of each sale. The Additional Notes were delivered in the form of a global note (the "Global Note"). A Copy of the Pricing Agreement is attached as an exhibit to this Current Report on Form 8-K.


Item 7.    Financial Statements and Exhibits.

     (c)   Exhibits

     1(c) Pricing Agreement, dated as of May 4, 2001, by and among Wal-Mart Stores, Inc. and The Williams Capital Group, L.P. The Underwriting Agreement incorporated by reference in the Pricing Agreement was filed as Exhibit 1(a) to the Company's Registration Statement on Form S-3 (File No. 333-82909), which was declared effective on August 5, 1999.
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                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  May 9, 2001
                             WAL-MART STORES, INC.


                                    By:     /s/ Thomas M. Schoewe
                                            -----------------------------------
                                            Name:   Thomas M. Schoewe
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer
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                               INDEX TO EXHIBITS

 Exhibit
 Number                         Description
---------                       -----------
 1(c) Pricing Agreement, dated as of May 4, 2001, by and among Wal-Mart Stores, Inc. and The Williams Capital Group, L.P. The Underwriting Agreement incorporated by reference in the Pricing Agreement was filed as Exhibit 1(a) to the Company's Registration Statement on Form S-3 (File No. 333-82909), which was declared effective on August 5, 1999.